Segment Reporting	12 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
Segment Reporting

(13) Segment Reporting

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments. The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker(“CODM”) for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the CODM, reviews operating results by the revenue from different products or services. Based on management’s assessment, the Company determined it has one operating segment.

	2025	2024	2023
Revenues	$21,150,042	$35,611,761	$50,278,937
Cost of revenues	(18,864,549)	(29,275,274)	(45,309,410)
Gross profit	2,285,493	6,336,487	4,969,527
Profit margin	10.8%	17.8%	9.9%

Operating expenses:
Selling and marketing	(25,497)	(32,738)	(34,132)
General and administrative	(1,184,369)	(1,118,217)	(1,141,069)
Share-based compensation	(14,236,000)	-	-
Total operating expenses	(15,445,866)	(1,150,955)	(1,175,201)
Income (loss) from operations	(13,160,373)	5,185,532	3,794,326
Operating margin	-62.2%	14.6%	7.6%

Other income(loss), net:
Other income	1,213	5,290	30,541
Other expenses	-	(2,726)	-
Interest income,net	1,464	(2,446)	10,269
	2,677	118	40,810
Income (loss) before taxes	(13,157,696)	5,185,650	3,835,136
Income tax	(212,053)	(903,282)	(679,815)
Net income(loss)	$(13,369,749)	$4,282,368	$3,155,321